                                                                    EXHIBIT 10.4

                               AMENDMENT NO. 3 TO
                              TRANSACTION AGREEMENT

         THIS AMENDMENT NO. 3 TO TRANSACTION AGREEMENT ("AMENDMENT") is made effective as of the 1st day of February 1999, between Enron Corp., an Oregon corporation, Enron Capital & Trade Resources Corp., a Delaware corporation, RCM Holdings, Inc., a Texas corporation (formerly Cogen Technologies, Inc.), Cogen Technologies Camden, Inc., a Texas corporation, Cogen Technologies Capital Company, L.P. and the McNair Group Sellers and Minority Group Sellers listed on the signature page hereto, with reference to the following background.

         WHEREAS, the parties hereto are all of the parties to a Transaction Agreement dated October 25, 1998, as amended by Amendment No. 1 to Transaction Agreement effective as of November 6, 1998 and Amendment No. 2 to Transaction Agreement effective as of November 13, 1998 (as so amended, the "TRANSACTION AGREEMENT"); and

         WHEREAS, the parties hereto wish to further amend the Transaction Agreement on the terms set forth herein;

         NOW THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows (capitalized terms used but not defined herein have the meaning set forth in the Transaction Agreement):

         SECTION 1. Amendments.

         (a) Section 2.02 of the Transaction Agreement is hereby amended and restated to read in its entirety as follows:

                  SECTION 2.02 Linden Acquisition. At the Closing, subject to the terms and conditions of this Agreement:

                  (a) Purchase of Initial Interests.

                           (i) RCM Holdings will sell, assign, transfer and
                  convey (X) to Buyer Linden GP, 1.221% of the RCM Holdings Initial Linden Interest, free and clear of all Liens, in exchange for the delivery by Buyer Linden GP to RCM Holdings of (i) $1,466,893.64 in cash, and (ii) a number of shares of Parent Common Stock equal to $2,501,371.13 divided by the Parent Stock Value, and (Y) to Buyer Linden LP, 98.779% percent of the RCM Holdings Initial Linden Interest, free and clear of all Liens, in exchange for the delivery by Buyer Linden LP to RCM Holdings of (i) $118,671,815.72 in cash, and
                  (ii) a number of shares of Parent Common Stock equal to $202,361,128.87 divided by the Parent Stock Value. The foregoing assignments shall be evidenced by assignments in substantially the form attached hereto as ANNEX 2.02-A with such changes thereto necessary to reflect the division of the

                  RCM Holdings Initial Linden Interest between Buyer Linden GP and Buyer Linden LP as described herein.

                           (ii) CTLPJV will sell, assign, transfer and convey to
                  Buyer Linden LP the CTLPJV Initial Linden Interest, free and clear of all Liens, in exchange for the delivery by Buyer Linden LP to CTLPJV of (i) $26,470,247.09 in cash, and (ii) a number of shares of Parent Common Stock equal to $45,137,500.00 divided by the Parent Stock Value. The foregoing assignment shall be evidenced by an assignment in substantially the form attached hereto as ANNEX 2.02-B.

                           (iii) RCM Holdings and CTLPJV will execute such other
                  instruments and take all such further action as shall be required to cause Buyer Linden GP and Buyer Linden LP to be admitted as partners in Linden Ltd. in respect of the RCM Holdings Initial Interest and the CTLPJV Initial Interest purchased hereunder.

                           (iv) Notwithstanding the foregoing, no fractional
                  shares of Parent Common Stock shall be issued in connection with the transactions contemplated by this Section 2.02. To the extent the application of the conversion rate specified in subparagraphs (i) and (ii) above would result in a fractional number of shares of Parent Common Stock being issued to RCM Holdings or CTLPJV, in lieu of issuing fractional shares, the number of shares of Parent Common Stock issuable to such entity shall be rounded up to the next whole number of shares of Parent Common Stock.

                  (b) Redemption of Remaining Interests. Immediately following the transactions contemplated in subsection 2.02(a) above:

                           (i) Linden Ltd. will borrow $289,391,043.55 from
                  Morgan Stanley & Co. Incorporated (or another third party lender reasonably acceptable to the parties) to be used in connection with the redemption of the RCM Holdings Remaining Linden Interest and the CTLPJV Remaining Linden Interest as set forth below, pursuant to a subordinated loan agreement substantially in the form attached as ANNEX 2.02-C. In the event that Sellers are unable to cause Morgan Stanley & Co. Incorporated or another reasonably acceptable lender to make such loan to Linden Ltd., Buyer shall have the right to obtain such funds through a lender of its own selection.

                           (ii) Immediately following the transactions
                  contemplated by the foregoing paragraph, the parties shall cause Linden Ltd. to redeem:

                                    (A) the RCM Holdings Remaining Linden
                           Interest in exchange for (1) the payment by Linden Ltd. to RCM Holdings of $237,141,490.64 in cash, and
                           (2) the assignment by Linden Ltd. of an 81.945% interest in the Linden Receivable as evidenced by an assignment substantially in the form of ANNEX 2.02-D1 hereto; and

                                    (B) the CTLPJV Remaining Linden Interest in
                           exchange for (1) the payment by Linden Ltd. to CTLPJV of $52,249,552.91 in cash, and (2) the assignment by Linden Ltd. of an 18.055% interest in the Linden Receivable as evidenced by an assignment substantially in the form of ANNEX 2.02-D2 hereto, in each case in full satisfaction of all amounts owed by Linden Ltd. in respect of such interests.

                           (iii) To effect the foregoing redemptions, RCM
                  Holdings, CTLPJV, Buyer Linden GP and Buyer Linden LP will execute and deliver the agreements in substantially the form set forth as ANNEX 2.02-E1 AND 2.02-E2.

         (b) ANNEXES 2.02-C, 2.02-E2 AND 2.03 to the Transaction Agreement are hereby amended and restated in their entirety to read as set forth on ANNEXES 2.02-C, 2.02-E AND 2.03 to this Amendment, respectively.

         (c) It is agreed that, notwithstanding anything to the contrary in
Section 2.05 of the Transaction Agreement, all additional Consideration to be paid to the Sellers pursuant to Section 2.05(b) shall be paid by the applicable Buyer Entities 18.055% to CTLPJV and 81.945% to CTCI, and otherwise in the manner contemplated by Section 2.05(c).

         (d) It is agreed that at Closing, Buyer Acquisition shall pay to CT Capital the sum of $265,500 in reimbursement for CT Capital's obtaining the directors' and officers' liability insurance referred to in Section 7.03(c), in full satisfaction of Buyer's obligations under Section 7.03(c).

         (e) ANNEXES 7.04-B, 7.04-E1 and 7.04-E2 to the Transaction Agreement are hereby amended and restated in their entirety to read as set forth on ANNEXES 7.04-B, 7.04-E1 and 7.04-E2 to this Amendment, respectively.

         (f) Section 7.05 of the Transaction Agreement is hereby amended and restated to read in its entirety as follows:

                           SECTION 7.05 Buyer Insurance. The Buyer Entities
                  shall (i) cause to be put in place as of the Closing Date insurance policies covering the Acquired Entities with coverage amounts and containing terms and conditions that are sufficient to meet the obligations of the Acquired Entities under their respective partnership agreements and loan agreements, or (ii) shall cause the insurance policies covering the Acquired Entities immediately prior to Closing to be continued at the expense of the Buyer Entities with coverage amounts and containing terms and conditions that are sufficient to meet the obligations of the Acquired Entities under their respective partnership agreements and loan agreements.

         (g) Section 7.06 of the Transaction Agreement is hereby amended and restated to read in its entirety as follows:

                           SECTION 7.06 Bayonne Management Services Agreement.
                  The Buyer Entities acknowledge and agree that the Management Services Agreement, dated September 1, 1989, among Cogen Technologies Management Company, NJ Inc. and McNair, as assigned pursuant to the Assignment and Assumption Agreement, dated January 1, 1994, among Cogen Technologies Management Company, Cogen Technologies Management Services, L.P. (now known as RCM Management Services L.P. ("RCM MANAGEMENT"), NJ Inc. and McNair, will continue in effect after the Closing and that initially MESC (as successor to NJ Inc. in the MESC/NJ Merger and as the successor managing venturer of NJ Venture) will continue to perform the services under such agreement in accordance with its terms, and RCM Management shall have no further obligations thereunder but shall be entitled to receive from MESC the fees set forth in accordance with the terms and conditions of such agreement. Buyer agrees not to, and agrees to cause the other Buyer Entities not to, take any action that would cause NJ Venture to be terminated prior to the scheduled expiration of the NJ Venture Partnership Agreement, or MESC to cease being the managing venturer of NJ Venture prior to the scheduled expiration of the NJ Venture Partnership Agreement, without either making provision for the continuation of the payment of such fees to RCM Management through such scheduled expiration or otherwise reaching a mutually agreeable settlement with respect to such fees with RCM Management.

         (h) The list of Transferred Employees set forth on ANNEX 9.01 is hereby replaced with the list set forth on ANNEX 9.01 to this Amendment.

         (i) Clause (i) of Section 9.01(b) of the Transaction Agreement is hereby amended and restated to read in its entirety as follows:

                           (i) except as specifically provided herein, they
                  shall be eligible to participate in Buyer's employee benefit plans and programs, including but not limited to vacation and sick time policies, on the same basis as similarly situated employees of Buyer (provided that if any such employee benefit plan or program precludes their participation thereunder, a generally comparable plan or program shall be substituted therefor) and their service with the Acquired Entities shall be considered as service with Buyer for all purposes of such employee benefit plans and programs save and except for pension plan benefit accrual purposes and retiree medical coverage eligibility purposes;

         (j) Section 10.04 is hereby added to the Transaction Agreement to read in its entirety as follows:

                           SECTION 10.04. Closing Conditions Relating to ISRA
                  Process. Notwithstanding any provision in this Article 10 to the contrary, the conditions to closing set forth in Sections 10.02(d) or 10.03(e) of the Transaction Agreement shall be deemed to be satisfied by the Buyer Entities and the Sellers
                  (i) as such conditions relate to the Bayonne Plant, by the execution and delivery of a Remediation Agreement between the NJDEP and Bayonne Industries, Inc. in the form attached hereto as ANNEX 10.04 - A, so long as such agreement remains in full force and effect and is not amended or otherwise modified without the consent of the Buyer Entities and the Sellers, and
                  (ii) as such conditions relate to the Linden Plant, by the receipt of a "remediation in progress" waiver letter from the NJDEP in substantially the form of ANNEX 10.04 - B hereto, so long as such letter remains in full force and effect and is not amended or otherwise modified without the consent of the Buyer Entities and the Sellers.

         (k) It is agreed for purposes of Section 13.11 of the Transaction Agreement that the Sellers Representatives' are authorized to certify at Closing to Buyer's lenders on behalf of the Sellers that the conditions to the obligations of Sellers to consummate the Contemplated Transactions have been satisfied.

         (l) Exhibit I to the Transaction Agreement is hereby amended to delete therefrom the definitions of the terms "Linden Value" and "Receivable Amount."

         (m) The references in Section III.03(a) of Exhibit III to "Buyer" shall be deemed to refer to "Parent".

         (n) Sections 1(b) and 1(d) of Amendment No. 1 to the Transaction Agreement dated as of November 6, 1998 ("Amendment No. 1"), are hereby revoked, so that:

                  (i) The references in Section 2.07(a) of the original Transaction Agreement dated October 25, 1998 to "negative $4,932,952" are not changed as provided by Amendment No. 1; and

                  (ii) Section 13.13 as added by Amendment No. 1 is deleted.

         SECTION 2. Remainder of Agreement Not Affected. Except set forth in
Section 1 hereof, the terms and provisions of the Transaction Agreement remain in full force and effect and are hereby ratified and confirmed.

         SECTION 3. Authority. Each party represents that such party has full corporate, partnership, trust or other power and authority to enter into this Amendment, and that this Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

         SECTION 4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         SECTION 5. Governing Law. This Amendment shall be governed by Texas law, without regard to the conflicts of laws principles thereof.

         The parties have caused this Amendment to be duly executed individually or by their authorized representatives on the day and year first above written.

                               ENRON CORP.


                               By: /s/ JEFFREY MCMAHON
                                  ----------------------------------------------
                                  Name:  Jeffrey McMahon
                                       -----------------------------------------
                                  Title: Senior Vice President
                                        ----------------------------------------


                               ENRON CAPITAL & TRADE RESOURCES CORP.


                               By: /s/ JEFFREY M. DONAHUE, JR.
                                  ----------------------------------------------
                                  Jeffrey M. Donahue, Jr.
                                  Vice President


                               RCM HOLDINGS, INC.


                               By: /s/ RICHARD A. LYDECKER, JR.
                                  ----------------------------------------------
                                  Richard A. Lydecker, Jr.
                                  Senior Vice President and Chief Financial
                                  Officer


                               COGEN TECHNOLOGIES CAMDEN, INC.



                               By: /s/ RICHARD A. LYDECKER, JR.
                                  ----------------------------------------------
                                  Richard A. Lydecker, Jr.
                                  Senior Vice President and Chief Financial
                                  Officer

                               COGEN TECHNOLOGIES CAPITAL COMPANY, L.P.

                               By:  Cogen Technologies GP Capital
                                    Corporation, its General Partner


                               By: /s/ RICHARD A. LYDECKER, JR.
                                  ----------------------------------------------
                                    Name:  Richard A. Lydecker, Jr.
                                    Title:  Senior Vice President and
                                    Chief Financial Officer

                               THE MCNAIR GROUP SELLERS:


                                /s/ ROBERT C. MCNAIR
                               -------------------------------------------------
                               Robert C. McNair


                               /s/ ROBERT CARY MCNAIR, JR.
                               -------------------------------------------------
                               Robert Cary McNair, Jr.


                               /s/ DANIEL CALHOUN MCNAIR
                               -------------------------------------------------
                               Daniel Calhoun McNair


                               /s/ ROBERT CARY MCNAIR, JR.
                               -------------------------------------------------
                               Robert Cary McNair, Jr.,
                               as Trustee of the Robert Cary McNair, Jr.
                               Trust UTA dated 11/14/88, as amended

                               /s/ DANIEL CALHOUN MCNAIR
                               -------------------------------------------------
                               Daniel Calhoun McNair,
                               as Trustee of the Daniel Calhoun McNair Trust
                               UTA dated 11/14/88, as amended

                               /s/ RUTH MCNAIR SMITH
                               -------------------------------------------------
                               Ruth McNair Smith,
                               as Co-Trustee of the Ruth McNair Smith Trust
                               UTA dated 11/14/88, as amended

                               /s/ MELISSA EILEEN MCNAIR REIGHERT
                               -------------------------------------------------
                               Melissa Eileen McNair Reichert,
                               as Co-Trustee of the Melissa Eileen McNair Walter Trust UTA dated 11/14/88, as amended

                               /s/ M. ROBERT DUSSLER
                               -------------------------------------------------
                               M. Robert Dussler
                               as Co-Trustee of (1) the Ruth McNair
                               Smith Trust UTA dated 11/14/88, as
                               amended and (2) the Melissa Eileen
                               McNair Walter Trust UTA dated
                               11/14/88, as amended


                               THE MINORITY GROUP SELLERS:

                               COGEN TECHNOLOGIES LIMITED
                               PARTNERS JOINT VENTURE

                               By: /s/ C. DONALD VAN WART
                                  ----------------------------------------------
                                     Name:  C. Donald Van Wart
                                     Title:  General Partner


                               /s/ PAULINE E. BUCK
                               -------------------------------------------------
                               Pauline E. Buck, as Trustee of the Charles N. Buck Family Trust-A and the Charles N. Buck Family Trust-B under the Will of Charles N. Buck


                               /s/ ROBERT A. HANSEN
                               -------------------------------------------------
                               Robert A. Hansen


                               Evergreen Partnership Energy, Ltd.


                               By:  /s/ H. FRED LEVINE
                                  ----------------------------------------------
                               Name: H. Fred Levine
                               Title: General Partner

                               The 1989 Energy Trust


                               By: /s/ ROBERT CARY MCNAIR, JR.
                                  ----------------------------------------------
                                  Robert Cary McNair, Jr., Trustee
                                  (and not in his individual capacity)

                                  /s/ DAVID C. HOLLAND
                                  ----------------------------------------------
                                  David C. Holland, Trustee
                                  (and not in his individual capacity)

                               /s/ C. DONALD VAN WART
                               -------------------------------------------------
                               C. Donald Van Wart


                               Hansfam Three, a Trust


                               By:/s/ JOHN P. HANSEN
                                  ----------------------------------------------
                                  John P. Hansen, Trustee
                                  (and not in his individual capacity)

                                  /s/ C. DONALD VAN WART
                                  ----------------------------------------------
                                  C. Donald Van Wart, Trustee
                                  (and not in his individual capacity)

                               /s/ JOANN K. SOWELL
                               -------------------------------------------------
                               Joann K. Sowell

                                                                   ANNEX 2.02-C

               FORM OF MORGAN STANLEY SUBORDINATED LOAN AGREEMENT

                                                                   ANNEX 2.02-E2


                 FORM OF REDEMPTION OF PARTNERSHIP INTERESTS AND
              FOURTH AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                         COGEN TECHNOLOGIES LINDEN, LTD.

                                                                   ANNEX 2.03

                           FORM OF BAYONNE SELLER NOTE

                                 PROMISSORY NOTE

$_____________                                           ____________  __, 1999


         REFERENCE IS MADE to the Transaction Agreement (the "Transaction Agreement") dated as of October 25, 1998, as amended, among Enron Corp., an Oregon corporation, Enron Capital & Trade Resources Corp., a Delaware corporation ("ECT") (and certain Affiliates thereof described therein), RCM Holdings, Inc., a Texas corporation (formerly Cogen Technologies, Inc.), Cogen Technologies Camden, Inc., a Texas corporation, Cogen Technologies Capital Company, L.P. and the McNair Group Sellers and Minority Group Sellers defined therein. This Note is one of the Bayonne Seller Notes referred to in the Transaction Agreement.

         FOR VALUE RECEIVED, McNair Energy Services Corporation, a Texas corporation (the "Borrower"), hereby promises to pay to the order of ___________________________ (the "Holder"), upon presentation and surrender of this Note at the principal office of the Borrower, the principal sum of __________________________________________________ AND __/100 DOLLARS
(_____________) (the "Loan") in lawful money of the United States of America and in immediately available funds, on _____, 1999 [insert first Business Day after Closing] (the "Due Date"). No interest shall be paid on the Loan if the Loan is repaid in full on or prior to the Due Date.

         IF ANY principal on the Loan is not paid on or before the Due Date, then, except as provided below, from and after the Due Date, the Holder shall be entitled to interest on the unpaid principal amount of the Loan, at such office, in like money and funds, from the Due Date until the Loan shall be paid in full, a rate per annum equal to the lesser of 17.9% or the maximum amount that may lawfully be paid under applicable law ("Maximum Interest"); provided, however, that if there shall have occurred any event having a material adverse effect on the Bayonne Plant (as defined in the Transaction Agreement) as a result of which Buyer (as defined in the Transaction Agreement) or its designee shall not have obtained a loan or loans sufficient to repay this Note in full, then the Holder shall not be entitled to Maximum Interest and shall not be entitled to declare a default by reason of any failure to pay principal or interest on this Note, in each case until after the date 10 Business Days after the Due Date, but shall be entitled to interest on the unpaid principal amount of the Loan, at such office, in like money and funds, for any period from and after the Due Date during such 10 Business Day-period until the Loan shall be paid in full, at a rate per annum equal to ___% [insert Base Rate on second day prior to Closing plus 1%].

         THE BORROWER AGREES that until such time as this Note has been paid, it will not incur any additional debt, will not make any distributions to its shareholders and will not repurchase any of its shares of stock.

         THE BORROWER MAY ASSIGN its obligations under this Note to [Buyer Acquisition] or its designee and [Buyer Acquisition] or its designee by its acceptance of such assignment shall assume Borrower's obligations under this Note (except for the Borrower's obligations set forth in the immediately preceding paragraph).

         EFFECTIVE IMMEDIATELY UPON the acquisition by ECT of all of the outstanding capital stock of the Borrower pursuant to the Transaction Agreement, ECT will irrevocably and unconditionally guarantee the timely payment when due of all of Borrower's financial obligations under this Note to the extent Borrower fails to pay such obligations when due. The foregoing guarantee is evidenced by the execution by ECT of this Note.

         IF THIS NOTE is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid pursuant to its terms and it is placed in the hands of an attorney for collection, then the Borrower agrees to pay such attorney's reasonable attorneys fees.

         THE BORROWER waives demand, presentment for payment, notice of nonpayment, protest, notice of protest, and all other notice, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agrees that it will not be necessary for any holder hereof, in order to enforce payment of this Note by it, to first institute suit or exhaust its remedies against the Borrower or to enforce its rights against any security herefor.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                      MCNAIR ENERGY SERVICES CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      For the purposes of the sixth paragraph
                                      of this Note only:

                                      ENRON CAPITAL & TRADE RESOURCES CORP.

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                                                   ANNEX 7.04-B

                       AMENDMENT OF LIMITED PARTNERSHIP OF
                     COGEN TECHNOLOGIES LINDEN VENTURE, L.P.

                                                                  ANNEX 7.04-E1

                      MANAGEMENT FEE TERMINATION AGREEMENT
                                 (CAMDEN COGEN)

                                                                   ANNEX 7.04-E2

                      MANAGEMENT FEE TERMINATION AGREEMENT
                                   (CT CAMDEN)

                                                                      ANNEX 9.01

                              TRANSFERRED EMPLOYEES

      EMPLOYEE
      --------
1.    Ain, Ross
2.    Arlington, Patricia
3.    Avant, Fred A.
4.    Baker, Marilyn N.
5.    Bollinger, Joseph M.
6.    Brody, Richard D.
7.    Campbell, Elaine A.
8.    Capolupo, Angelo M.
9.    Driscoll, Mark
10.   Durbin, Tara
11.   Evans, Clifford D.
12.   Feinstein, Jacob
13.   Flack, T. Cooper
14.   Foster, Robert D.
15.   Fuller, Ana I.
16.   Garber, Mitchell I.
17.   Granata, Laura
18.   Grubel, Pamela
19.   Guise, John J.
20.   Harper, W. Colin
21.   Hoatson, Thomas
22.   Hoover, Barbara A.
23.   Keevill, Gary
24.   Licato, Robert J.
25.   McInerney, Margaret
26.   MaGee, Molly
27.   Pearson, Judith
28.   Peteler, Brian O.
29.   Roubique, Ginger L.
30.   Snell, John A.
31.   Sowell, Charles L.
32.   Stappenbeck, Arthur
33.   Stockton, Douglas E.
34.   Tobias, Charles J.
35.   Toups, Joy R.
36.   Tubb, Denise Marie
37.   Viola, William N.
38.   Warren, Suzanne

                                                                 ANNEX 10.04 - A

   REMEDIATION AGREEMENT BETWEEN BAYONNE INDUSTRIES AND NJDEP (BAYONNE PLANT)

                                                                ANNEX 10.04 - B

                  REMEDIATION IN PROGRESS LETTER (LINDEN PLANT)


                                       20